ADVANCED SERIES TRUST

Supplement dated January 3, 2018

to the Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for Advanced Series Trust (the Trust, and the series thereof, the Portfolios), and should be retained for future reference. Defined terms herein that are not otherwise defined shall have the meanings given to them in the SAI

The Trust’s SAI is hereby revised as follows, effective as of January 1, 2018:

1.	All information pertaining to Delayne Dedrick Gold is hereby deleted from the SAI, due to Ms. Gold’s retirement from the Board of Trustees of the Trust effective as of December 31, 2017, and all references to Ms. Gold as Chair of the Governance Committee is hereby replaced with references to Susan Davenport Austin, who succeeds Ms. Gold as the new Chair of the Governance Committee.

2.	In Part I of the Trust’s SAI, in the section entitled “INFORMATION ABOUT TRUSTEES AND OFFICERS,” the Independent Trustees’ professional biography table is hereby amended by adding the following information pertaining to Steven M. Chipman, who was appointed as a new Trustee to the Board of Trustees of the Trust, effective as of January 1, 2018:

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen M. Chipman (56) No. of Portfolios Overseen: 107

Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

None

(1) The year that each Trustee joined the Trust’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Jessica M. Bibliowicz, 2015; Kay Ryan Booth, 2013; Stephen M. Chipman, 2018; Timothy S. Cronin, 2011; Robert F. Gunia, 2001; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003.

3.	In Part I of the Trust’s SAI, footnote one to the table in the section entitled “COMPENSATION OF TRUSTEES AND OFFICERS” is hereby deleted in its entirety and replaced with the following:

(1) Compensation relates to Portfolios that were in existence during 2016 and to Trustees that served on the Board during 2016.

4.	In Part I of the Trust’s SAI, the fourth paragraph in the section entitled “LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES” is hereby deleted in its entirety and replaced with the following:

Susan Davenport Austin. Ms. Austin currently serves as Senior Managing Director of Brock Capital. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies and non-profit entities.

Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.

Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.

Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently a Partner of Trinity Private Equity Group. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.

Stephen M. Chipman. Mr. Chipman has 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.

Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Manager and its affiliates and predecessors.

Thomas T. Mooney. Mr. Mooney has served for more than 10 years as a Trustee of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Manager or its predecessors. Mr. Mooney has more than 30 years of experience in senior leadership positions with municipal organizations and other companies and has experience serving on the boards of other entities.

Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.

Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Manager since 2009, served as Vice President of the Trust and other funds advised by the Manager from 2009-2015, as President of the Trust and other funds advised by the Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.

5.	In Part I of the Trust’s SAI, footnote one to the table in the section entitled “LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES—Share Ownership” is hereby deleted in its entirety and replaced with the following:

*“Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Investments Funds, Target Funds, and any other funds that are managed by PGIM Investments LLC and/or AST Investment Services, Inc. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2016 and to Trustees that served on the Board during 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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